UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23157

BROOKFIELD REAL ASSETS INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD REAL ASSETS INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Shareholders.

Brookfield
20 19
SEMI-ANNUAL REPORT
JUNE 30, 2019

Brookfield Real Assets
Income Fund Inc.
* Please see inside front cover of the report for important information regarding future delivery of shareholder reports.

IN PROFILE
Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $19 billion of assets under management as of June 30, 2019, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $385 billion of assets under management as of June 30, 2019. For more information, go to www.brookfield.com.
Brookfield Real Assets Income Fund Inc. (the “Fund”) is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at www.brookfield.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to a Fund at publicsecurities.enquiries@brookfield.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Shareholders

Dear Shareholders,
We are pleased to provide the Semi-Annual Report for Brookfield Real Assets Income Fund Inc. (the “Fund”) for the six month period ended June 30, 2019.
Global financial markets staged a strong rally through the first six months of 2019. Equities, as measured by the MSCI World Index1, performed particularly well in the first quarter on the heels of a more dovish tone from the U.S. Federal Reserve around monetary policy. In its January statement, the Federal Open Market Committee indicated it will be “patient” in determining future adjustments to the target range of the federal funds rate. Investor sentiment oscillated throughout the second quarter. April gains were erased in May’s steep decline, when investors sought “risk-off” assets as tensions between the U.S. and its trading partners (including China, Mexico and India) ratcheted higher. Global equities rebounded meaningfully in June on optimism progress would be made toward resolving trade relations at July’s G20 summit. In the U.S., the S&P 500 Index2 posted its best June since 1955, capping its strongest first-half start since 1987.
The prospect of interest rate cuts by the U.S. Federal Reserve also appeared to boost sentiment for equities at the end of the period. U.S. Fed Chairman Jerome Powell indicated that policymakers see the case for rate cuts building amid softening economic data. The yield on 10-Year U.S. Treasuries declined 67 basis points during the first six months of the year, to 2.01% as of June 30, 2019. Subsequent to the end of the reporting period, capital markets have been pressured by further escalations in trade disputes. Additionally, the continued inversion of the U.S. yield curve is flashing warning signs about the strength of the world’s largest economy. Real asset securities have generally outperformed global equities as volatility has moved higher.
Real asset equity performance was also strong during the first half of 2019. On a relative basis, infrastructure equities outpaced broader equities, while global real estate equities slightly trailed broader markets. Within fixed income, real asset debt securities outpaced broader credit during the six-month period. Securitized credit posted stable returns through the first six months of the year, aided largely by what we view to be healthy housing fundamentals.
Looking ahead, we expect economic growth to be modest with a low risk of a near-term U.S. recession. However, that risk may ebb and flow, depending on events like policy announcements and trade war developments, among others. We expect inflation to remain low. We also expect interest rates will be highly sensitive to monetary policy action and believe major central banks will remain largely accommodative.
In this environment, we continue to believe that our fixed income portfolio, which is dominated by up-in-credit high-yield corporate bonds and by legacy non-agency floating rate residential mortgage bonds, will continue to offer attractive risk-adjusted returns. This is largely due to the relative insulation from both increases in interest rates and widening of credit spreads. Within our equity portfolio, we believe that our focus on real asset sectors will provide attractive risk-adjusted return potential due to the relative insulation from broad equity market volatility provided by the asset-rich nature and high-quality cash flows of the underlying real asset companies.
In addition to performance information, this report provides the Fund’s unaudited financial statements as of June 30, 2019.
2019 Semi-Annual Report1

Letter to Shareholders (continued)

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfield.com for more information on this report or our recent webinar. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Brookfield Real Assets Income Fund Inc.
David W. Levi, CFA
Chief Executive Officer
Brookfield Public Securities Group LLC.

Past performance is no guarantee of future results.
1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
2 The S&P 500 Index is an unmanaged weighted index of 500 large company stocks that is widely-recognized as representative of the performance of the U.S. stock market. Indexes are not managed and an investor cannot invest directly in an index.
Indices are not managed and an investor cannot invest directly in an index.
Investing involves risk; Principal loss is possible. Please see the prospectus for a full list of applicable risks.
A basis point (bps) is a unit that is equal to 1/100 of 1%, and is used to denote the change in a financial instrument.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on June 30, 2019 and subject to change based on subsequent developments.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of Fund’s holdings.
Quasar Distributors, LLC, provides filing administration for the Brookfield Real Assets Income Fund Inc.
2Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Portfolio Characteristics (Unaudited)
June 30, 2019

PORTFOLIO STATISTICS
Annualized distribution rate[1]	11.01%
Weighted average coupon	5.06%
Weighted average life	4.56 years
Percentage of leveraged assets	21.93%
Total number of holdings	322

ASSET ALLOCATION[2]
Corporate Credit
— Real Estate	13.4%
— Infrastructure	18.0%
— Natural Resources	6.7%
Total Corporate Credit	38.1%
Securitized Credit
— Residential Mortgage-Backed Securities	29.0%
— Commercial Mortgage-Backed Securities	3.3%
— Other	4.1%
Total Securitized Credit	36.4%
Real Asset Equities
— Real Estate	8.2%
— Infrastructure	10.9%
— MLP	3.8%
Total Real Asset Equities	22.9%
Term Loans	1.1%
Money Market Fund	1.5%
Total	100.0%

FIXED INCOME ASSETS BY CREDIT RATING[3]
BBB and Above	19.1%
BB	28.9%
B	12.3%
CCC and Below	17.2%
Unrated	22.5%
Total	100.0%

1 The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by the June 30, 2019 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through June 30, 2019, the Fund estimates that approximately 45% of its distributions are a return of capital.
2 Percentages are based on total market value of investments.
3 Percentages are based on total market value of fixed income securities.
2019 Semi-Annual Report3

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited)
June 30, 2019

	Principal Amount (000s)	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 0.4%
U.S. Government Agency Collateralized Mortgage Obligations – 0.0%
Federal National Mortgage Association
Series 1997-79, Class PL, 6.85%, 12/18/27	$ 86	$ 96,727
Total U.S. Government Agency Collateralized Mortgage Obligations		96,727
U.S. Government Agency Pass-Through Certificates – 0.4%
Federal Home Loan Mortgage Corporation
Pool C69047, 7.00%, 06/01/32	163	182,727
Pool C56878, 8.00%, 08/01/31	42	42,369
Pool C58516, 8.00%, 09/01/31	34	34,190
Pool C59641, 8.00%, 10/01/31	63	65,772
Pool C55166, 8.50%, 07/01/31	87	90,434
Pool C55167, 8.50%, 07/01/31	52	53,438
Pool C55169, 8.50%, 07/01/31	52	53,541
Pool G01466, 9.50%, 12/01/22	11	10,956
Pool 555559, 10.00%, 03/01/21	0	302
Pool 555538, 10.00%, 03/01/21	0	46
Federal National Mortgage Association
Pool 761836, 6.00%, 06/01/33	277	303,532
Pool 948362, 6.50%, 08/01/37	46	51,189
Pool 645912, 7.00%, 06/01/32	178	198,329
Pool 645913, 7.00%, 06/01/32	244	273,182
Pool 650131, 7.00%, 07/01/32	247	277,798
Pool 827853, 7.50%, 10/01/29	22	22,344
Pool 545990, 7.50%, 04/01/31	257	286,730
Pool 255053, 7.50%, 12/01/33	86	97,635
Pool 735576, 7.50%, 11/01/34	269	322,372
Pool 896391, 7.50%, 06/01/36	83	85,430
Pool 735800, 8.00%, 01/01/35	226	268,050
Pool 636449, 8.50%, 04/01/32	217	243,381
Pool 458132, 8.77%, 03/15/31	88	93,146
Pool 852865, 9.00%, 07/01/20	28	28,216
Pool 545436, 9.00%, 10/01/31	157	186,344
Total U.S. Government Agency Pass-Through Certificates		3,271,453
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $3,091,304)		3,368,180
SECURITIZED CREDIT – 45.9%
Commercial Mortgage-Backed Securities – 4.2%
Class B Notes
Moreland Avenue, 9.23%, 11/01/20(f),(l),(p)	223	224,511
Browns Bridge, 9.50%, 11/01/20(f),(l),(p)	118	118,865
Fayetteville, 9.50%, 11/01/20(f),(l),(p)	28	29,100
Lee & White, 9.50%, 11/01/20(f),(l),(p)	91	93,099
Marshalls, 9.50%, 11/01/20(f),(l),(p)	382	385,924
North River, 9.50%, 11/01/20(f),(l),(p)	186	190,447
Town and Country, 9.50%, 11/01/20(f),(l),(p)	491	498,582
St. Louis Holiday Inn, 10.08%, 07/01/20(f),(l),(p)	1,967	1,952,178
Cedar Park Medical Center, 11.00%, 06/01/20(f),(l),(p)	600	606,195

See Notes to Financial Statements.
4Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2019

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Credit Suisse Commercial Mortgage Trust
Series 2007-C2, Class E, 5.82%, 01/15/49(e),(v)	$ 2,000	$ 2,670,539
Series 2006-C1, Class K, 5.96%, 02/15/39(e),(v)	360	4,020
Hilton USA Trust
Series 2016-HHV, Class E, 4.33%, 11/05/38(e),(v)	20,000	20,241,516
Morgan Stanley Capital I Trust
Series 2007-T25, Class AJ, 5.57%, 11/12/49(v)	6,616	6,691,694
Series 2007-T27, Class AJ, 6.14%, 06/11/42(v)	2,656	2,820,113
Total Commercial Mortgage-Backed Securities		36,526,783
Interest-Only Securities – 0.6%
Government National Mortgage Association
Series 2010-132, Class IO, 0.41%, 11/16/52(v)	1,013	39,300
JP Morgan Mortgage Trust
Series 2015-4, Class 2X1, 0.28%, 06/25/45(e),(v)	85,330	1,240,033
Series 2014-5, Class AX4, 0.48%, 10/25/29(e),(v)	9,303	93,618
Vendee Mortgage Trust
Series 1997-2, Class IO, 0.00%, 06/15/27(v)	5,396	5
Voyager CNTYW Delaware Trust
Series 2009-1, Class 3QB1, 43.53%, 03/16/30(e),(v)	4,300	4,010,706
Total Interest-Only Securities		5,383,662
Other – 4.2%
Conseco Finance Securitizations Corp.
Series 2001-4, Class A4, 7.36%, 08/01/32(v)	18	17,907
GMACM Home Equity Loan Trust
Series 2005-HE3, Class A2, 2.90% (1 Month LIBOR USD + 0.50%), 02/25/36(s),(v)	1,910	1,892,691
Series 2005-HE3, Class A1VN, 2.90% (1 Month LIBOR USD + 0.50%), 02/25/36(s),(v)	1,711	1,684,208
Series 2007-HE2, Class A2, 6.05%, 12/25/37(v)	1,252	1,249,872
Series 2007-HE2, Class A3, 6.19%, 12/25/37(v)	2,411	2,416,527
GMACM Home Loan Trust
Series 2006-HLTV, Class A5, 6.51%, 10/25/29(s)	1,479	1,499,374
Irwin Home Equity Loan Trust
Series 2006-1, Class 2A3, 6.27%, 09/25/35(e),(s)	1,869	1,941,729
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class M1, 6.63%, 04/15/40(v)	9,584	10,122,458
Mid-State Capital Corporation Trust
Series 2004-1, Class M1, 6.50%, 08/15/37	2,437	2,633,051
Series 2004-1, Class M2, 8.11%, 08/15/37	2,008	2,261,075
Series 2004-1, Class B, 8.90%, 08/15/37	609	689,515
Mid-State Trust X
Series 10, Class B, 7.54%, 02/15/36	3,398	3,720,259
Oakwood Mortgage Investors, Inc.
Series 2001-E, Class A4, 6.81%, 12/15/31	5,220	5,425,031
Series 2001-D, Class A4, 6.93%, 09/15/31(v)	748	624,824
Total Other		36,178,521
Residential Mortgage-Backed Securities – 36.9%
ACE Securities Corporation Home Equity Loan Trust
Series 2006-OP1, Class A2D, 2.64% (1 Month LIBOR USD + 0.24%), 04/25/36(s),(v)	6,740	6,432,601

See Notes to Financial Statements.
2019 Semi-Annual Report5

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2019

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Alternative Loan Trust
Series 2007-OA3, Class 1A1, 2.54% (1 Month LIBOR USD + 0.14%), 04/25/47(s),(v)	$ 11,499	$ 10,924,566
Series 2007-HY6, Class A1, 2.61% (1 Month LIBOR USD + 0.21%), 08/25/47(s),(v)	3,897	3,437,309
Series 2007-2CB, Class 2A11, 2.80% (1 Month LIBOR USD + 0.40%), 03/25/37(v)	3,963	2,472,658
Series 2005-10CB, Class 1A1, 2.90% (1 Month LIBOR USD + 0.50%), 05/25/35(v)	2,489	2,131,947
Series 2007-16CB, Class 4A5, 2.90% (1 Month LIBOR USD + 0.50%), 08/25/37(v)	7,335	5,873,970
Series 2005-51, Class 4A1, 3.02% (1 Month LIBOR USD + 0.64%), 11/20/35(s),(v)	2,496	2,372,056
Series 2006-19CB, Class A9, 3.10% (1 Month LIBOR USD + 0.70%), 08/25/36(v)	3,062	2,095,262
Series 2007-12T1, Class A22, 5.75%, 06/25/37	2,425	1,743,252
Series 2007-15CB, Class A5, 5.75%, 07/25/37	1,297	1,103,883
Series 2007-15CB, Class A2, 5.75%, 07/25/37	1,409	1,199,246
Series 2006-29T1, Class 2A5, 6.00%, 10/25/36	1,911	1,601,204
Series 2006-41CB, Class 1A7, 6.00%, 01/25/37	1,627	1,358,377
Series 2006-45T1, Class 2A5, 6.00%, 02/25/37	3,091	2,564,387
Series 2006-29T1, Class 2A6, 6.50%, 10/25/36	2,999	2,602,343
Series 2006-23CB, Class 2A7, 18.78% (1 Month LIBOR USD + 28.40%), 08/25/36(i),(v)	1,546	2,200,737
Series 2006-29T1, Class 3A3, 54.08% (1 Month LIBOR USD + 78.40%), 10/25/36(i),(v)	693	2,263,413
BCAP LLC Trust
Series 2010-RR6, Class 1910, 3.10% (1 Month LIBOR USD + 0.33%), 11/26/35(e),(s),(v)	6,427	6,191,062
Series 2010-RR5, Class 5A10, 3.10% (1 Month LIBOR USD + 0.33%), 11/26/35(e),(v)	5,097	5,014,874
Series 2012-RR4, Class 5A6, 4.06%, 05/26/36(e),(v)	7,862	7,507,507
Series 2013-RR2, Class 3A2, 5.16%, 03/26/36(e),(v)	3,383	3,337,851
Chase Mortgage Finance Trust
Series 2005-A2, Class 3A2, 3.97%, 01/25/36(v)	1,844	1,693,538
Series 2007-A1, Class 11M1, 4.24%, 03/25/37(v)	4,497	4,499,519
CHL Mortgage Pass-Through Trust
Series 2006-20, Class 1A18, 3.05% (1 Month LIBOR USD + 0.65%), 02/25/37(v)	6,247	3,774,618
Series 2007-5, Class A29, 5.50%, 05/25/37	301	245,572
Series 2004-21, Class A10, 6.00%, 11/25/34	122	129,682
Series 2007-18, Class 1A1, 6.00%, 11/25/37	398	340,497
Citicorp Mortgage Securities Trust
Series 2006-5, Class IA11, 3.30% (1 Month LIBOR USD + 0.90%), 10/25/36(v)	887	800,908
Citigroup Mortgage Loan Trust
Series 2012-6, Class 2A2, 4.27%, 08/25/36(e),(v)	13,521	13,437,768
Series 2009-11, Class 8A2, 4.44%, 04/25/45(e),(v)	3,244	3,145,533
Series 2007-AR5, Class 1A2A, 4.48%, 04/25/37(v)	1,488	1,406,611
Series 2009-6, Class 19A2, 6.00%, 03/25/36(e),(v)	3,494	3,240,462
Series 2009-8, Class 2A2, 6.10%, 04/25/37(e),(v)	5,921	4,930,077
Countrywide Asset-Backed Certificates
Series 2006-13, Class 1AF4, 4.32%, 01/25/37(v)	3,646	3,718,203
Credit Suisse Mortgage Trust
Series 2011-10R, Class 3A2, 4.72%, 09/27/36(e),(v)	3,259	3,295,326
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA8, Class 1A6, 3.05% (1 Month LIBOR USD + 0.65%), 11/25/35(v)	2,167	1,497,645
Series 2005-FA9, Class A1, 3.10% (1 Month LIBOR USD + 0.70%), 12/25/35(v)	1,907	1,393,061
GSAMP Trust
Series 2006-NC2, Class A2C, 2.55% (1 Month LIBOR USD + 0.15%), 06/25/36(s),(v)	661	437,155
Series 2006-HE8, Class A2C, 2.57% (1 Month LIBOR USD + 0.17%), 01/25/37(s),(v)	9,988	9,675,103

See Notes to Financial Statements.
6Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2019

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
GSR Mortgage Loan Trust
Series 2007-1F, Class 4A1, 2.70% (1 Month LIBOR USD + 0.30%), 01/25/37(v)	$ 9,130	$ 4,652,509
Home Equity Asset Trust
Series 2006-7, Class 2A3, 2.55% (1 Month LIBOR USD + 0.15%), 01/25/37(s),(v)	7,915	6,414,055
IndyMac INDA Mortgage Loan Trust
Series 2007-AR1, Class 1A1, 4.26%, 03/25/37(v)	1,471	1,414,289
Series 2007-AR3, Class 1A1, 4.64%, 07/25/37(v)	2,758	2,538,043
IXIS Real Estate Capital Trust
Series 2007-HE1, Class A1, 2.46% (1 Month LIBOR USD + 0.06%), 05/25/37(s),(v)	2,856	976,669
Series 2006-HE3, Class A2, 2.50% (1 Month LIBOR USD + 0.10%), 01/25/37(s),(v)	803	378,543
Series 2007-HE1, Class A2, 2.51% (1 Month LIBOR USD + 0.11%), 05/25/37(s),(v)	4,548	1,565,350
Series 2006-HE2, Class A3, 2.56% (1 Month LIBOR USD + 0.16%), 08/25/36(s),(v)	15,046	5,927,798
Series 2007-HE1, Class A3, 2.56% (1 Month LIBOR USD + 0.16%), 05/25/37(s),(v)	1,402	485,805
Series 2007-HE1, Class A4, 2.63% (1 Month LIBOR USD + 0.23%), 05/25/37(s),(v)	2,658	929,606
Series 2006-HE1, Class A4, 3.00% (1 Month LIBOR USD + 0.60%), 03/25/36(s),(v)	533	339,616
JP Morgan Mortgage Trust
Series 2003-A1, Class B4, 4.49%, 10/25/33(v)	104	71,382
Series 2003-A2, Class B4, 4.51%, 11/25/33(v)	73	3,669
MASTR Asset Backed Securities Trust
Series 2006-NC3, Class A3, 2.50% (1 Month LIBOR USD + 0.10%), 10/25/36(s),(v)	3,625	2,242,260
Series 2006-NC2, Class A4, 2.55% (1 Month LIBOR USD + 0.15%), 08/25/36(s),(v)	9,638	5,014,742
Series 2006-NC3, Class A4, 2.56% (1 Month LIBOR USD + 0.16%), 10/25/36(s),(v)	6,116	3,823,036
Series 2006-HE5, Class A3, 2.56% (1 Month LIBOR USD + 0.16%), 11/25/36(s),(v)	14,561	10,140,485
Series 2006-NC2, Class A5, 2.64% (1 Month LIBOR USD + 0.24%), 08/25/36(s),(v)	476	252,443
Series 2005-NC2, Class A4, 3.10% (1 Month LIBOR USD + 0.70%), 11/25/35(s),(v)	9,857	7,498,677
Nomura Resecuritization Trust
Series 2013-1R, Class 3A12, 2.59% (1 Month LIBOR USD + 0.16%), 10/26/36(e),(s),(v)	15,502	15,397,451
Series 2015-11R, Class 4A5, 3.70%, 06/26/37(e),(v)	3,024	2,316,795
Series 2014-6R, Class 5A7, 4.10%, 04/26/37(e),(v)	8,986	7,808,086
Series 2015-1R, Class 3A7, 4.15%, 03/26/37(e),(v)	5,601	4,673,323
Series 2014-2R, Class 1A7, 4.41%, 01/26/36(e),(v)	3,059	3,122,067
Series 2015-4R, Class 3A8, 4.60%, 02/26/36(e),(v)	19,700	19,111,895
Series 2015-1R, Class 4A7, 4.72%, 12/26/37(e),(v)	2,368	2,253,472
Series 2014-1R, Class 2A11, 5.36% (1 Month LIBOR USD + 0.13%), 02/26/37(e),(v)	32,057	24,927,881
Series 2015-6R, Class 2A4, 6.17%, 01/26/37(e),(v)	15,011	12,240,988
Option One Mortgage Loan Trust
Series 2007-FXD1, Class 3A6, 5.66%, 01/25/37(s)	609	603,384
RALI Trust
Series 2007-QO3, Class A1, 2.56% (1 Month LIBOR USD + 0.16%), 03/25/47(s),(v)	2,379	2,291,822
Series 2006-QO7, Class 2A1, 3.35% (12 Month U.S. Treasury Average + 0.85%), 09/25/46(v)	10,053	9,186,672
Series 2006-QS14, Class A30, 49.99% (1 Month LIBOR USD + 81.25%), 11/25/36(i),(v)	98	278,008
Residential Asset Securitization Trust
Series 2005-A13, Class 1A1, 3.10% (1 Month LIBOR USD + 0.70%), 10/25/35(v)	4,703	3,997,958
RFMSI Trust
Series 2007-S3, Class 1A5, 5.50%, 03/25/37	2,359	2,158,819
Securitized Asset Backed Receivables LLC Trust
Series 2006-NC3, Class A2B, 2.55% (1 Month LIBOR USD + 0.15%), 09/25/36(s),(v)	6,732	3,324,948

See Notes to Financial Statements.
2019 Semi-Annual Report7

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2019

	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Series 2007-NC1, Class A2B, 2.55% (1 Month LIBOR USD + 0.15%), 12/25/36(s),(v)	$ 4,648	$ 2,675,766
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2007-OA1, Class A1A, 3.20% (12 Month U.S. Treasury Average + 0.70%), 02/25/47(v)	3,075	2,948,982
Series 2007-HY5, Class 1A1, 3.68%, 05/25/37(v)	3,343	3,190,820
Series 2007-HY5, Class 3A1, 3.98%, 05/25/37(v)	1,776	1,729,006
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR5, Class 1A1, 5.21%, 04/25/36(v)	4,387	4,494,119
Series 2005-2, Class 1B1, 5.50%, 04/25/35	3,009	2,835,117
Total Residential Mortgage-Backed Securities		318,326,139
Total SECURITIZED CREDIT (Cost $406,048,571)		396,415,105
CORPORATE CREDIT – 48.5%
Automotive – 0.0%
Motors Liquidation Co., 0.00%, 07/15/33(f),(l),(n)	8,250	825
Basic Industrial – 2.5%
Cascades, Inc., 5.75%, 07/15/23(e),(c),(u)	4,450	4,488,938
INEOS Group Holdings SA, 5.63%, 08/01/24(e),(u)	9,850	10,047,000
Olin Corp., 5.00%, 02/01/30(c)	7,000	6,938,382
Total Basic Industrial		21,474,320
Construction & Building Materials – 4.1%
Boise Cascade Co., 5.63%, 09/01/24(e),(c)	2,225	2,269,500
Lennar Corp., 4.75%, 11/29/27(c)	6,675	7,025,437
M/I Homes, Inc., 5.63%, 08/01/25	4,700	4,770,500
PulteGroup, Inc., 5.00%, 01/15/27(c)	6,650	6,964,595
Taylor Morrison Communities, Inc., 5.63%, 03/01/24(e),(r)	2,833	2,924,864
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(e)	4,300	4,375,250
Toll Brothers Finance Corp., 4.35%, 02/15/28	6,800	6,783,000
Total Construction & Building Materials		35,113,146
Energy – 1.9%
EP Energy LLC, 6.38%, 06/15/23	2,385	47,700
Indigo Natural Resources LLC, 6.88%, 02/15/26(e)	7,500	6,731,250
Parsley Energy LLC, 5.63%, 10/15/27(e)	6,475	6,766,375
Puma International Financing SA, 5.13%, 10/06/24(e),(u)	2,800	2,584,618
Total Energy		16,129,943
Financial Services – 1.0%
Ambac LSNI LLC, 7.32%, (3 Month LIBOR USD + 5.00%), 02/12/23(e),(u),(v)	8,669	8,809,805
Health Facilities – 2.9%
HCA, Inc., 5.25%, 06/15/26(c)	15,700	17,383,173
Tenet Healthcare Corp., 8.13%, 04/01/22(c),(r)	7,600	7,970,500
Total Health Facilities		25,353,673
Infrastructure Services – 2.5%
Ashtead Capital, Inc., 5.63%, 10/01/24(e),(u)	2,150	2,225,250
Terex Corp., 5.63%, 02/01/25(e),(c)	7,900	8,018,500

See Notes to Financial Statements.
8Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2019

	Principal Amount (000s)	Value
CORPORATE CREDIT (continued)
United Rentals North America, Inc., 5.50%, 05/15/27(r)	$ 10,825	$ 11,393,312
Total Infrastructure Services		21,637,062
Leisure – 5.3%
Boyd Gaming Corp., 6.38%, 04/01/26	9,775	10,340,777
Cedar Fair LP, 5.25%, 07/15/29(e)	765	780,537
Cedar Fair LP, 5.38%, 04/15/27(r)	4,400	4,565,000
ESH Hospitality, Inc., 5.25%, 05/01/25(e)	6,500	6,654,375
GLP Capital LP, 5.38%, 04/15/26(c)	10,650	11,517,442
MGM Growth Properties Operating Partnership LP, 5.63%, 05/01/24	10,625	11,448,438
Total Leisure		45,306,569
Media – 3.7%
CCO Holdings LLC, 5.00%, 02/01/28(e)	10,150	10,365,180
CSC Holdings LLC, 5.25%, 06/01/24	8,800	9,141,000
CSC Holdings LLC, 10.88%, 10/15/25(e),(c)	5,128	5,877,970
Lamar Media Corp., 5.75%, 02/01/26	6,375	6,701,719
Total Media		32,085,869
Metals & Mining – 4.2%
Alcoa Nederland Holding BV, 7.00%, 09/30/26(e),(c)	8,025	8,586,750
ArcelorMittal, 6.13%, 06/01/25(r),(u)	5,650	6,422,958
ArcelorMittal, 6.75%, 03/01/41(r),(u)	3,475	4,050,611
Hudbay Minerals, Inc., 7.63%, 01/15/25(e),(r),(u)	8,325	8,595,562
Kinross Gold Corp., 4.50%, 07/15/27(u)	8,450	8,534,500
Total Metals & Mining		36,190,381
Oil Gas Transportation & Distribution – 6.0%
Antero Midstream Partners LP, 5.38%, 09/15/24(c)	5,825	5,788,594
Crestwood Midstream Partners LP, 6.25%, 04/01/23	6,175	6,298,500
Genesis Energy LP, 6.50%, 10/01/25	8,100	7,917,750
Global Partners LP, 6.25%, 07/15/22(r)	4,325	4,368,250
Holly Energy Partners LP, 6.00%, 08/01/24(e),(r)	6,900	7,176,000
LBC Tank Terminals Holding Netherlands BV, 6.88%, 05/15/23(e),(c),(u)	3,575	3,539,250
Parkland Fuel Corp., 6.00%, 04/01/26(e),(c),(u)	4,600	4,703,500
Targa Pipeline Partners LP, 5.88%, 08/01/23(c)	5,725	5,718,416
Targa Resources Partners LP, 5.25%, 05/01/23(c)	5,000	5,069,250
Targa Resources Partners LP, 5.38%, 02/01/27	1,575	1,630,125
Total Oil Gas Transportation & Distribution		52,209,635
Real Estate – 3.8%
American Homes 4 Rent LP, 4.25%, 02/15/28(r)	6,800	7,047,066
Digital Realty Trust LP, 3.70%, 08/15/27(r)	6,810	6,998,658
Hospitality Properties Trust, 4.95%, 02/15/27	4,927	4,961,638
iStar, Inc., 5.25%, 09/15/22(r)	6,750	6,910,312
Starwood Property Trust, Inc., 4.75%, 03/15/25(r)	6,700	6,767,000
Total Real Estate		32,684,674
Telecommunication Services – 5.9%
American Tower Corp., 3.60%, 01/15/28(r)	7,850	7,990,901
Crown Castle International Corp., 3.80%, 02/15/28(r)	11,275	11,709,572

See Notes to Financial Statements.
2019 Semi-Annual Report9

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2019

	Principal Amount (000s)	Value
CORPORATE CREDIT (continued)
CyrusOne LP, 5.38%, 03/15/27(c)	$ 10,100	$ 10,630,250
Equinix, Inc., 5.38%, 05/15/27(r)	8,900	9,540,533
SBA Communications Corp., 4.88%, 07/15/22(r)	2,875	2,911,283
SBA Communications Corp., 4.88%, 09/01/24(c)	7,025	7,235,750
T-Mobile USA, Inc., 6.50%, 01/15/26(r)	1,025	1,108,087
Total Telecommunication Services		51,126,376
Transportation – 0.6%
Watco Companies LLC, 6.38%, 04/01/23(e),(c)	5,050	5,125,750
Utility – 4.1%
AES Corp., 4.88%, 05/15/23(c)	4,250	4,324,545
AES Corp., 6.00%, 05/15/26	1,250	1,325,000
Calpine Corp., 5.75%, 01/15/25(c)	5,250	5,210,625
Emera US Finance LP, 3.55%, 06/15/26(c),(u)	4,600	4,700,242
Emera, Inc., 6.75%, 06/15/76(u),(v)	5,000	5,362,500
NRG Energy, Inc., 6.63%, 01/15/27(c)	6,425	6,979,156
Pattern Energy Group, Inc., 5.88%, 02/01/24(e),(c)	7,550	7,663,250
Total Utility		35,565,318
Total CORPORATE CREDIT (Cost $408,431,657)		418,813,346
TERM LOANS – 1.3%
Crestwood Holdings LLC, 9.97% (3 Month LIBOR USD + 7.50%), 03/05/23(p),(v)	4,689	4,583,664
EPIC Y-Grade Services LP, 7.91% (3 Month LIBOR USD + 5.50%), 06/13/25(p),(v)	7,400	7,159,500
Total TERM LOANS (Cost $11,889,978)		11,743,164

	Shares	Value
COMMON STOCKS – 28.9%
Airports – 0.4%
Auckland International Airport Ltd. (u)	243,500	$ 1,612,032
Flughafen Zurich AG (u)	4,300	809,846
Japan Airport Terminal Company Ltd. (u)	26,323	1,125,805
Total Airports		3,547,683
Communications – 1.7%
American Tower Corp. (c)	41,650	8,515,343
China Tower Corporation Ltd. (e),(u)	5,334,290	1,401,171
Crown Castle International Corp. (c)	28,000	3,649,800
SES SA (u)	67,500	1,054,110
Total Communications		14,620,424
Datacenters – 0.1%
Digital Realty Trust, Inc. (c)	10,000	1,177,900
Diversified – 1.3%
City Developments Ltd. (u)	125,758	880,927
CK Asset Holdings Ltd. (u)	191,150	1,497,484
Dexus (u)	175,250	1,598,748
Invincible Investment Corp. (u)	637	329,952

See Notes to Financial Statements.
10Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2019

	Shares	Value
COMMON STOCKS (continued)
Land Securities Group PLC (u)	63,493	$ 672,566
Merlin Properties Socimi SA (u)	56,252	779,737
Sun Hung Kai Properties Ltd. (u)	117,571	1,994,600
The British Land Company PLC (u)	92,374	632,213
The GPT Group (u)	362,300	1,565,444
Wharf Real Estate Investment Company Ltd. (u)	157,400	1,109,264
Total Diversified		11,060,935
Electricity Transmission & Distribution – 1.7%
CPFL Energia SA (u)	85,280	670,700
Edison International (c)	36,900	2,487,429
National Grid PLC (c),(u)	493,391	5,247,168
Red Electrica Corporation SA (u)	75,700	1,576,689
Sempra Energy (c)	34,600	4,755,424
Total Electricity Transmission & Distribution		14,737,410
Gas Utilities – 0.6%
China Gas Holdings Ltd. (u)	520,130	1,932,806
Hong Kong & China Gas Company Ltd. (u)	300,177	665,464
NiSource, Inc. (c)	86,600	2,494,080
Total Gas Utilities		5,092,350
Healthcare – 1.0%
HCP, Inc. (c)	54,000	1,726,920
Omega Healthcare Investors, Inc.	21,200	779,100
Physicians Realty Trust (c)	98,735	1,721,938
Ventas, Inc. (c)	33,990	2,323,217
Welltower, Inc. (c)	22,300	1,818,119
Total Healthcare		8,369,294
Hotel – 0.2%
Park Hotels & Resorts, Inc. (c)	63,700	1,755,572
RLJ Lodging Trust (c)	3,978	70,570
Total Hotel		1,826,142
Industrial – 0.9%
Americold Realty Trust (c)	62,353	2,021,484
GLP J-REIT (u)	551	627,841
Granite Real Estate Investment Trust (u)	33,405	1,537,923
Prologis, Inc. (c)	20,400	1,634,040
Segro PLC (u)	72,827	676,165
Tritax Big Box REIT PLC (u)	593,190	1,163,259
Tritax EuroBox PLC (e),(u)	545,419	666,894
Total Industrial		8,327,606
Midstream – 4.2%
Cheniere Energy, Inc. (c),(n)	141,155	9,662,060
ONEOK, Inc. (c)	106,174	7,305,833
Targa Resources Corp. (c)	186,637	7,327,368
The Williams Companies, Inc. (c)	432,024	12,113,953
Total Midstream		36,409,214

See Notes to Financial Statements.
2019 Semi-Annual Report11

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2019

	Shares	Value
COMMON STOCKS (continued)
Net Lease – 0.6%
MGM Growth Properties LLC (c)	51,225	$ 1,570,046
Spirit Realty Capital, Inc.	18,600	793,476
VEREIT, Inc.	125,183	1,127,899
VICI Properties, Inc.	53,337	1,175,548
WP Carey, Inc. (c)	4,635	376,269
Total Net Lease		5,043,238
Office – 2.5%
Alexandria Real Estate Equities, Inc.	6,700	945,303
Allied Properties Real Estate Investment Trust (u)	21,800	788,566
alstria office REIT-AG (u)	100,584	1,628,179
CapitaLand Commercial Trust (u)	761,499	1,221,980
Cousins Properties, Inc. (c)	20,425	738,772
Daiwa Office Investment Corp. (u)	63	451,989
Derwent London PLC (u)	27,437	1,086,530
Gecina SA (u)	5,161	772,511
Great Portland Estates PLC (u)	118,303	1,028,193
Highwoods Properties, Inc. (c)	34,200	1,412,460
Hongkong Land Holdings Ltd. (u)	211,100	1,360,693
Hudson Pacific Properties, Inc. (c)	40,200	1,337,454
Hulic Reit, Inc. (u)	200	347,186
Kenedix Office Investment Corp. (u)	84	601,112
Keppel REIT (u)	622,712	580,013
Kilroy Realty Corp. (c)	34,007	2,510,057
Mitsubishi Estate Company Ltd. (u)	115,420	2,151,135
Mitsui Fudosan Company Ltd. (u)	93,137	2,263,619
SOHO China Ltd. (u)	1,587,218	561,154
Total Office		21,786,906
Pipeline (MLP) – 4.8%
Energy Transfer LP (c)	463,226	6,522,222
Enterprise Products Partners LP (c)	247,791	7,153,726
Magellan Midstream Partners LP (c)	113,420	7,258,880
MPLX LP (c)	206,566	6,649,360
Phillips 66 Partners LP (c)	133,966	6,611,222
Plains All American Pipeline LP (c)	292,318	7,117,944
Thunderbird Resources Equity, Inc. (f),(l),(n)	11	11
Total Pipeline (MLP)		41,313,365
Pipelines – 3.7%
Enbridge, Inc. (c),(u)	118,609	4,284,071
Inter Pipeline Ltd. (u)	104,100	1,619,272
Kinder Morgan, Inc. (c)	571,351	11,929,809
Pembina Pipeline Corp. (u)	76,100	2,832,939
Pembina Pipeline Corp. (u)	190,535	7,089,807
TC Energy Corp. (u)	82,300	4,079,963
Total Pipelines		31,835,861
Ports – 0.0%
DP World PLC (u)	14,848	236,083

See Notes to Financial Statements.
12Brookfield Public Securities Group LLC

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2019

	Shares	Value
COMMON STOCKS (continued)
Rail – 0.1%
Rumo SA (u),(n)	162,800	$ 881,845
Renewables/Electric Generation – 1.1%
American Electric Power Company, Inc. (c)	18,000	1,584,180
Emera, Inc. (u)	23,100	943,898
Engie SA (u)	75,800	1,149,393
Entergy Corp. (c)	21,400	2,202,702
FirstEnergy Corp. (c)	42,500	1,819,425
Neoenergia SA (n),(u)	54,600	222,597
Orsted A/S (e),(u)	10,800	934,297
Vistra Energy Corp.	25,848	585,199
Total Renewables/Electric Generation		9,441,691
Residential – 1.6%
Advance Residence Investment Corp. (u)	275	818,022
AvalonBay Communities, Inc. (c)	14,500	2,946,110
Essex Property Trust, Inc. (c)	6,931	2,023,367
Grand City Properties SA (u)	27,612	631,512
Kenedix Residential Next Investment Corp. (u)	478	846,680
Mid-America Apartment Communities, Inc. (c)	25,896	3,049,513
Nippon Accommodations Fund, Inc. (u)	123	689,278
Vonovia SE (u)	57,562	2,749,727
Total Residential		13,754,209
Retail – 0.3%
Regency Centers Corp. (c)	23,400	1,561,716
Simon Property Group, Inc. (c)	6,900	1,102,344
Total Retail		2,664,060
Self Storage – 0.4%
CubeSmart (c)	23,800	795,872
Public Storage (c)	10,100	2,405,517
Total Self Storage		3,201,389
Toll Roads – 1.4%
Atlantia SpA (u)	100,300	2,615,457
Ferrovial SA (u)	77,263	1,977,826
Promotora y Operadora de Infraestructura SAB de CV (u)	81,195	808,323
Transurban Group (u)	238,823	2,472,872
Vinci SA (u)	45,700	4,667,145
Total Toll Roads		12,541,623
Water – 0.3%
Aqua America, Inc. (c)	46,682	1,931,234
Cia de Saneamento Basico do Estado de Sao Paulo - ADR (u)	28,616	348,257
Total Water		2,279,491
Total COMMON STOCKS (Cost $221,782,199)		250,148,719

See Notes to Financial Statements.
2019 Semi-Annual Report13

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2019

	Shares	Value
SHORT-TERM INVESTMENT – 1.9%
First American Treasury Obligations Fund, Class X, 2.27% (y)	16,229,029	$ 16,229,029
Total SHORT-TERM INVESTMENT (Cost $16,229,029)		16,229,029
Total Investments – 126.9% (Cost $1,067,472,738)		1,096,717,543
Liabilities in Excess of Other Assets – (26.9)%		(232,700,969)
TOTAL NET ASSETS – 100.0%		$ 864,016,574

The following notes should be read in conjunction with the accompanying Schedule of Investments.
LIBOR — London Interbank Offered Rate
USD — United States Dollar
LLC — Limited Liability Company
LP — Limited Partnership
MLP — Master Limited Partnership
ADR — American Depositary Receipt

(c)	— All or a portion of this security is pledged as collateral for credit facility. As of June 30, 2019, the total value of the collateral was $261,654,915.
(e)	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2019, the total value of all such securities was $303,466,415 or 35.1% of net assets.
(f)	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of June 30, 2019, the total value of all such securities was $4,099,737 or 0.5% of net assets.
(i)	— Security is an inverse floating rate bond. Reference interest rates are typically based on a negative multiplier or slope.
(l)	— Level 3 security - Value determined using significant unobservable inputs.
(n)	— Non-income producing security.
(p)	— Restricted security. Purchased in a private placement transaction; resale to the public may require registration. As of June 30, 2019, the total value of all such securities was $15,842,065 or 1.8% of net assets.
(r)	— Portion or entire principal amount delivered as collateral for reverse repurchase agreements. As of June 30, 2019, the total value of the collateral was $78,795,203.
(s)	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date. Interest rate shown is the rate in effect as of June 30, 2019.
(v)	— Variable rate security –Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor. Interest rate shown is the rate in effect as of June 30, 2019.
(u)	— Foreign security or a U.S. security of a foreign company.
(y)	— The rate quoted is the annualized seven-day yield as of June 30, 2019.

See Notes to Financial Statements.
14Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Assets and Liabilities (Unaudited)
June 30, 2019

Assets:
Investments in securities, at value (cost $1,067,472,738)	$1,096,717,543
Cash	5,195,483
Cash on deposit with brokers for reverse repurchase agreements	880,994
Interest and dividends receivable	9,184,995
Receivable for investments sold	1,568,640
Prepaid expenses	44,084
Total assets	1,113,591,739
Liabilities:
Payable for credit facility (Note 7)	180,000,000
Reverse repurchase agreements (Note 7)	64,237,850
Interest payable for credit facility and reverse repurchase agreements (Note 7)	776,905
Payable for investments purchased	3,353,092
Investment advisory fee payable, net (Note 5)	915,674
Administration fee payable (Note 5)	137,351
Directors' fee payable	12,987
Accrued expenses	141,306
Total liabilities	249,575,165
Commitments and contingencies (Note 10)
Net Assets	$ 864,016,574
Composition of Net Assets:
Paid-in capital (Note 8)	957,955,783
Accumulated losses	(93,939,209)
Net Assets	$ 864,016,574
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	36,476,061
Net asset value per share	$ 23.69

See Notes to Financial Statements.
2019 Semi-Annual Report15

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2019

Investment Income (Note 2):
Interest	$ 31,398,126
Dividends (net of foreign withholding tax of $232,082)	3,776,461
Distributions from master limited partnerships and real estate investment trusts	2,479,483
Total dividends and distributions	37,654,070
Less return of capital distributions	(2,479,483)
Total investment income	35,174,587
Expenses:
Investment advisory fees (Note 5)	5,550,624
Administration fees (Note 5)	832,594
Custodian fees	91,061
Directors' fees	77,109
Fund accounting fees	68,359
Reports to shareholders	68,264
Legal fees	54,228
Audit and tax services	34,841
Miscellaneous	32,041
Transfer agent fees	23,975
Insurance	22,562
Registration fees	18,547
Total operating expenses	6,874,205
Interest expense on credit facility and reverse repurchase agreements (Note 7)	4,443,523
Net expenses	11,317,728
Net investment income	23,856,859
Realized and Unrealized Gain (Loss):
Net realized loss on:
Investment transactions	(2,930,382)
Foreign currency transactions	(15,146)
Net realized loss	(2,945,528)
Net change in unrealized appreciation on:
Investments	81,613,600
Foreign currency translations	3,546
Net change in unrealized appreciation	81,617,146
Net realized and unrealized gain	78,671,618
Net increase in net assets resulting from operations	$102,528,477

See Notes to Financial Statements.
16Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2019 (Unaudited)	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 23,856,859	$ 55,553,546
Net realized loss	(2,945,528)	(25,294,502)
Net change in unrealized appreciation (depreciation)	81,617,146	(55,485,080)
Net increase (decrease) in net assets resulting from operations	102,528,477	(25,226,036)
Distributions to Shareholders from:
Distributable earnings	(43,554,782) [1]	(55,785,407)
Return of capital	—	(31,347,787)
Total distributions paid	(43,554,782)	(87,133,194)
Capital Share Transactions:
Cost of shares repurchased (Note 8)	(251,285)	—
Net decrease in net assets from capital share transactions	(251,285)	—
Total increase (decrease) in net assets	58,722,410	(112,359,230)
Net Assets:
Beginning of period	805,294,164	917,653,394
End of period	$864,016,574	$ 805,294,164
Share Transactions:
Shares repurchased (Note 8)	(11,876)	—

[1]	The tax character of the distributions paid will be determined during the Fund’s fiscal year end.

See Notes to Financial Statements.
2019 Semi-Annual Report17

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Cash Flows (Unaudited)
For the Six Months Ended June 30, 2019

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 102,528,477
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activity:
Purchases of long-term portfolio investments and principal payups	(234,717,351)
Proceeds from disposition of long-term portfolio investments and principal paydowns	307,918,061
Net purchases of short-term portfolio investments	(9,781,320)
Return of capital distributions from portfolio investments	2,479,483
Increase in interest receivable	(390,042)
Increase in prepaid expenses	(36,896)
Increase in payable for credit facility interest	329,953
Increase in investment advisory fee payable	39,430
Decrease in administration fee payable	(2,847)
Decrease in directors fees payable	(48)
Decrease in accrued expenses	(67,910)
Net amortization on investments and paydown gains or losses on investments	(9,469,389)
Net change in unrealized appreciation on investments	(81,613,600)
Net realized loss on investments	2,930,382
Net cash provided by operating activities	80,146,383
Cash flows used for financing activities:
Net cash used for reverse repurchase agreements	(36,561,912)
Net cash used for shares repurchased	(251,286)
Distributions paid to shareholders	(43,554,781)
Net cash used for financing activities	(80,367,979)
Net decrease in cash	(221,596)
Cash at beginning of period(1)	6,298,073
Cash at end of period(1)	$ 6,076,477
Supplemental Disclosure of Cash Flow Information:
Interest payments on the credit facility and the reverse repurchase agreements for the six months ended June 30, 2019 totaled $4,113,570.
(1) Includes cash on deposit with brokers for reverse repurchase agreements.

See Notes to Financial Statements.
18Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Financial Highlights

	For the Six Months ended June 30, 2019	For the Year Ended December 31,		For the Period from December 5, 2016[1] to December 31,
	(Unaudited)	2018	2017	2016
Per Share Operating Performance:
Net asset value, beginning of period	$ 22.07	$ 25.15	$ 25.14	$ 25.00
Net investment income[2]	0.65	1.52	1.74	0.15
Net realized and unrealized gain (loss) on investment transactions	2.16	(2.21)	0.66	0.19
Net increase (decrease) in net asset value resulting from operations	2.81	(0.69)	2.40	0.34
Distributions from net investment income	(1.19)	(1.53)	(1.84)	(0.15)
Return of capital distributions	—	(0.86)	(0.55)	(0.05)
Total distributions paid	(1.19)	(2.39)	(2.39)	(0.20)
Net asset value, end of period	$ 23.69	$ 22.07	$ 25.15	$ 25.14
Market price, end of period	$ 21.69	$ 19.07	$ 23.37	$ 22.31
Total Investment Return based on Net Asset Value#	12.93% [5]	-3.08%	9.88%	1.36% [5]
Total Investment Return based on Market Price†	20.18% [5]	-9.12%	15.94%	0.50% [3,5]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$864,017	$805,294	$917,653	$917,593
Operating expenses excluding interest expense[8]	1.63% [6]	1.63%	1.60%	1.70% [6]
Interest expense	1.05% [6]	0.93%	0.58%	0.60% [6]
Total expenses[8]	2.68% [6]	2.56%	2.18%	2.30% [6]
Net expenses, including fee waivers and reimbursement and excluding interest expense[8]	1.63% [6]	1.08%	1.03%	1.03% [6]
Net expenses including waivers and reimbursement and interest expense[8]	2.68% [6]	2.00%	1.61%	1.63% [6]
Net investment income	5.64% [6]	6.31%	6.84%	8.13% [6]
Net investment income, excluding the effect of fee waivers and reimbursement[8]	5.64% [6]	5.76%	6.27%	7.46% [6]
Portfolio turnover rate	21% [5]	35%	43%	15% [4,5]
Credit facility and reverse repurchase agreements, end of period (000s)	$244,238	$280,800	$259,395	$302,682
Asset coverage per $1,000 unit of senior indebtedness[7]	$ 4,538	$ 3,868	$ 4,538	$ 4,032

#	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.
†	Total investment return based on market price is the combination of changes in the New York Stock Exchange market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for the last dividend declared in the period may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total investment return excludes the effect of broker commissions.
[1]	Commencement of operations.
[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[3]	Total investment return based on market price is calculated based on first trade price of $22.40 on December 5, 2016.
[4]	For the portfolio turnover calculation, portfolio purchases and sales of the Brookfield Mortgage Opportunity Income Fund Inc., Brookfield High Income Fund Inc. and Brookfield Total Return Fund Inc. made prior to the Reorganizations into the Brookfield Real Assets Income Fund Inc. have been excluded from the numerator and the monthly average value of securities used in the denominator reflects the combined market value after the Reorganizations.
[5]	Not annualized.
[6]	Annualized.
[7]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
[8]	The operating expenses limitation agreement expired pursuant to its terms on December 4, 2018.

See Notes to Financial Statements.
2019 Semi-Annual Report19

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited)
June 30, 2019

1.Organization
Brookfield Real Assets Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol “RA". The Fund was incorporated under the laws of the State of Maryland on October 6, 2015.
Brookfield Public Securities Group LLC (“PSG” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The investment objective of the Fund is to seek high total return, primarily through high current income and secondarily, through growth of capital. The investment objective is not fundamental and may be changed by the Fund’s Board of Directors (the “Board”) without shareholder approval, upon not less than 60 days prior written notice to shareholders. No assurances can be given that the Fund’s investment objective will be achieved.
The Fund seeks to achieve its investment objective by investing primarily in the real asset class, which includes the following: Real Estate Securities; Infrastructure Securities; and Natural Resources Securities (collectively, “Real Asset Companies and Issuers”).
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (average daily net assets plus the amount of any borrowings for investment purposes) in the securities and other instruments of Real Asset Companies and Issuers (the “80% Policy”). The Fund may change the 80% Policy without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund normally expects to invest at least 65% of its Managed Assets in fixed income securities of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services may also utilize proprietary valuation models which may consider
20Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2019

market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Adviser's Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Adviser's Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.
The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of
2019 Semi-Annual Report21

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2019

fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)
Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser’s Valuation Committee uses in determining fair value. If the Adviser’s Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service providers, who are subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2019:
Valuation Inputs	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$ 3,368,180	$ —	$ 3,368,180
Securitized Credit	—	392,316,204	4,098,901	396,415,105
Corporate Credit	—	418,812,521	825	418,813,346
Term Loans	—	11,743,164	—	11,743,164
Common Stocks	186,699,422	63,449,286	11	250,148,719
Money Market Fund	16,229,029	—	—	16,229,029
Total Investments	$ 202,928,451	$ 889,689,355	$ 4,099,737	$1,096,717,543
The fair value of the Fund’s credit facility and reverse repurchase agreements, which qualify as financial instruments under FASB ASC Topic 820 Fair Value Measurement, approximates the carrying amounts presented
22Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2019

in the Statement of Assets and Liabilities. As of June 30, 2019, these financial instruments are categorized as a Level 2 within the disclosure hierarchy.
The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value this Level 3 investments as of June 30, 2019.
	Quantitative Information about Level 3 Fair Value Measurements
Asset Type	Value as of June 30, 2019	Valuation Approach	Valuation Technique	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(1)
Securitized Credit
Class B Notes	$4,098,901	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	7.6%-11.6% (10.4%)	Decrease
Corporate Credit
Motors Liquidation Co.	825	Asset-Based Approach	Analysis of Residual Value	Anticipated Residual Value	$0.01	Increase
Common Stocks
Thunderbird Resources Equity, Inc.	11	Asset-Based Approach	Analysis of Enterprise Value	Enterprise Value	$1	Increase
Total	$4,099,737

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.
The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Securitized Credit	Corporate Credit	Common Stocks	Total
Balance as of December 31, 2018	$ 50,465,563	$825	$ 394,786	$ 50,861,174
Accrued discounts (premiums)	988,515	—	—	988,515
Realized gain (loss)	46,072	—	—	46,072
Change in unrealized appreciation (depreciation)	4,644,741	—	(394,775)	4,249,966
Purchases at cost	19,038	—	—	19,038
Sales proceeds	(538,402)	—	—	(538,402)
Transfers out of Level 3	(51,526,626)	—	—	(51,526,626) (a)
Balance as of June 30, 2019	$ 4,098,901	$825	$ 11	$ 4,099,737
Change in unrealized gains or losses relating to assets still held at the reporting date	$ 51,201	$ —	$(394,775)	$ (343,574)

(a) Transferred due to an increase in observable market data for these securities.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the
2019 Semi-Annual Report23

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2019

Statement of Operations may also include realized gain distributions received from real estate investment trusts (“REITs”). Distributions of net realized gains are recorded on the REIT's ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.
Master Limited Partnerships: A master limited partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
Return of Capital Estimates: A distribution received from the Fund’s investments in MLPs generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended June 30, 2019, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Fund does not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.
24Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2019

Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at www.brookfield.com. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
When Issued, Delayed Delivery Securities and Forward Commitments: The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.
New Accounting Pronouncements: In March 2017, the FASB issued ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has implemented the amendments and there was no material impact on the Fund’s financial statements.
In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt upon the issuance of ASU 2018-13. Management has implemented the amendments and there was no material impact on the Fund’s financial statements.
3.Derivative Financial Instruments
The Fund may purchase and sell derivative instruments such as exchange-listed and over-the counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase
2019 Semi-Annual Report25

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2019

derivative instruments that combine features of several of these instruments. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.
The Fund did not have any derivative financial instruments outstanding during the six months ended June 30, 2019.
4.Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities
The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.
The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
5.Investment Advisory Agreement and Transactions with Related Parties
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory
26Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2019

Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund’s Managed Assets (average daily net assets plus the amount of borrowing for investment purposes).
The Adviser has entered into a Sub-Advisory Agreement with Schroder Investment Management North America Inc. (the “Sub-Adviser”). The Sub-Adviser is responsible for the management of the Securitized Credit investments. The Adviser is responsible for any fees due to the Sub-Adviser.
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or directors of the Fund are officers and/or employees of the Adviser.
6.Purchases and Sales of Investments
For the six months ended June 30, 2019, purchases and sales of investments (including principal payups and paydowns), excluding short-term securities, reverse repurchase agreements and U.S. government securities were $233,073,235 and $304,664,230, respectively. For the six months ended June 30, 2019, purchases and sales of long-term U.S. Government securities were $0 and $188,745, respectively.
7.Borrowings
Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.70% plus the 3-month London Interbank Offered Rate on the amount outstanding. As of June 30, 2019, the Fund had outstanding borrowings of $180,000,000. For the six months ended June 30, 2019, the Fund borrowed an average daily balance of $180,000,000 at a weighted average borrowing cost of 3.46%. As of June 30, 2019, the total value of the collateral was $261,654,915.
Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
2019 Semi-Annual Report27

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2019

At June 30, 2019, the Fund had the following reverse repurchase agreements outstanding:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable For Reverse Repurchase Agreements
JPMorgan Chase	2.25%	12/26/18	07/18/19	$ 791,512	$ 800,762
JPMorgan Chase	2.75	02/07/19	07/18/19	1,158,685	1,171,431
JPMorgan Chase	2.75	04/04/19	07/18/19	807,393	812,820
JPMorgan Chase	2.75	05/02/19	07/18/19	1,545,242	1,552,324
JPMorgan Chase	2.75	05/29/19	07/18/19	1,547,931	1,551,833
JPMorgan Chase	2.85	02/07/19	07/18/19	4,362,676	4,412,520
JPMorgan Chase	2.85	04/04/19	07/18/19	5,361,781	5,397,928
JPMorgan Chase	2.85	05/02/19	07/18/19	1,525,520	1,532,543
JPMorgan Chase	2.85	06/13/19	07/18/19	6,204,110	6,212,951
RBC Capital Markets	2.94	06/20/19	09/20/19	6,722,000	6,728,032
RBC Capital Markets	3.03	06/05/19	09/05/19	7,367,000	7,383,113
RBC Capital Markets	3.07	05/21/19	08/21/19	5,739,000	5,759,078
RBC Capital Markets	3.08	05/17/19	08/16/19	8,953,000	8,987,415
RBC Capital Markets	3.09	05/13/19	08/13/19	3,701,000	3,716,542
RBC Capital Markets	3.15	04/05/19	07/05/19	4,346,000	4,379,061
RBC Capital Markets	3.28	05/21/19	08/21/19	4,105,000	4,120,297
Total				$64,237,850	$64,518,650
(1) The average daily balance of reverse repurchase agreements outstanding for the Fund during the six months ended June 30, 2019 was $86,631,297 at a weighted average daily interest rate of 3.14%.
The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:
	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater Than 90 Days	Total
Corporate Credit	$—	$27,650,850	$36,587,000	$—	$64,237,850
Total	$—	$27,650,850	$36,587,000	$—	$64,237,850
Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
				Collateral
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received	Cash (Pledged) Received*	Net Amount
Reverse Repurchase Agreements	$64,237,850	$—	$64,237,850	$(64,237,850)	$—	$—

* Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.
Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as
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BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2019

bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.
8.Capital Shares
The Fund has 1,000,000,000 shares of $0.001 par value common shares authorized. Of the 36,476,061 shares outstanding at June 30, 2019 for the Fund, the Adviser owns 69,026 shares. The Fund’s Board is authorized to classify and reclassify any unissued capital shares. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common shareholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Board has approved a share repurchase plan. Under the current share repurchase plan, as of June 30, 2019, the Fund may purchase in the open market up to 10% of its outstanding common shares. The current share repurchase plan will remain in effect until December 5, 2019. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The Board authorized the share repurchase program as a result of its review of the options available to enhance shareholder value and reduce any potential discount between the market price of the Fund's shares and the net asset value per share. During the six months ended June 30, 2019, 11,876 shares were repurchased by the Fund at an aggregate cost of $251,285 and at an average discount of 9.16% to net asset value. All shares repurchased have been reclassified as authorized but unissued.
9.Federal Income Tax Information
The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of June 30, 2019, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2018, open taxable years consisted of the taxable period from December 5, 2016 (commencement of operations) to December 31, 2016 and the taxable years ended December 31, 2017 and December 31, 2018. No examination of the Fund’s tax returns is currently in progress.
2019 Semi-Annual Report29

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2019

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of the distributions paid for the years ended December 31 were as follows:
Ordinary income	$55,785,407
Return of capital	31,347,787
Total	$87,133,194
At December 31, 2018, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:
Post-October loss	$ (1,595,041)
Capital loss carryforwards(1)	(85,508,710)
Other accumulated losses	(12,664,544)
Tax basis unrealized depreciation on investments and foreign currency	(53,144,610)
Total tax basis net accumulated losses	$(152,912,905)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
Federal Income Tax Basis: The federal income tax basis of the Fund's investments at December 31, 2018 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,126,187,449	$26,147,710	$(79,292,320)	$(53,144,610)
As of December 31, 2018, the Fund's capital loss carryforwards were as follows:
Capital Loss Carryforwards:	Expires:	Limitation:
$38,494,147 (Short-term)	N/A	N/A
$23,749,001 (Long-term)	N/A	N/A
$9,707,822	N/A	12/31/2019
$7,429,089	N/A	12/31/2020
$3,443,546	N/A	12/31/2021
$3,443,546	N/A	12/31/2022
$3,443,546	N/A	12/31/2023
$3,443,546	N/A	12/31/2024
$1,638,900	N/A	12/31/2025
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for forward currency contracts and partnership adjustments. Permanent book and tax differences, if any, will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.
10.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future
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Notes to Financial Statements (Unaudited) (continued)
June 30, 2019

claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
11.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Distributions: The Fund's Board declared the following monthly distributions:
Distribution Per Share	Record Date	Payable Date
$0.1990	July 17, 2019	July 25, 2019
$0.1990	August 14, 2019	August 22, 2019
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
2019 Semi-Annual Report31

BROOKFIELD REAL ASSETS INCOME FUND INC.
Compliance Certification (Unaudited)
June 30, 2019

On June 3, 2019, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-PORT relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
Other Compliance Matters
Dan C. Tutcher, is a Managing Director of the Adviser on the Energy Infrastructure Securities team. Mr. Tutcher also serves on the Board of Enbridge, Inc. The Adviser has adopted policies and procedures reasonably designed to address potential conflicts of interest while allowing the Adviser to continue to invest in Enbridge Inc. However, from time to time, PSG may restrict any fund or account managed by the Adviser from acquiring or disposing of securities of Enbridge Inc. at any time. As of June 30, 2019, the Fund's ownership of Enbridge, Inc. was $4,284,071 or 0.5% of net assets.
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BROOKFIELD REAL ASSETS INCOME FUND INC.
Proxy Results (Unaudited)
June 30, 2019

The shareholders of the Brookfield Real Assets Income Fund Inc. voted on the following proposals at a shareholder meeting on May 23, 2019. The description of the proposal and number of shares voted are as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1.	To elect to the Fund's Board of Directors Edward A. Kuczmarski	31,531,797	1,134,364	351,616
2.	To elect to the Fund's Board of Directors Stuart A. McFarland	31,565,973	1,098,744	353,061
2019 Semi-Annual Report33

BROOKFIELD REAL ASSETS INCOME FUND INC.
Board Considerations Relating to the Investment Advisory Agreement (Unaudited)

The Board of Directors (the “Board,” the members of which are referred to as “Directors”) of Brookfield Real Assets Income Fund Inc. (the “Fund”), including the Directors who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), of the Fund, considered and approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Brookfield Public Securities Group LLC (the “Adviser” or “Brookfield”), and the Sub-Advisory Agreement between Brookfield and Schroder Investment Management North America Inc. (the “Sub-Adviser” or “Schroders”) with respect to the Fund (the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Agreements”), each for a successive one-year period at an in-person meeting held on May 22-23, 2019 (the “Meeting”).
In accordance with Section 15(c) of the 1940 Act, the Board requested, and Brookfield and Schroders provided, materials relating to the Board’s consideration of whether to approve the continuation of the Agreements. These materials included, among other things: (a) a summary of the services provided to the Fund by Brookfield and Schroders; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of mutual fund data, on fees and expenses of the Fund, and the investment performance of the Fund as compared with a peer group and/or peer universe of funds, as applicable, including supplemental data independently prepared by Brookfield; (c) information on the profitability of Brookfield; (d) information relating to economies of scale; (e) information about Brookfield’s general compliance policies and procedures and the services it provides in connection with its oversight of Schroders; (f) information on Brookfield’s and Schroders’ risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of Brookfield and Schroders that are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices.
In determining whether to approve the continuation of the Agreements, the Board, including the Independent Directors, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant. The following discusses the primary factors relevant to the Board’s decision.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND SUB-ADVISER. The Board, including the Independent Directors, considered the nature, extent and quality of services provided by Brookfield. The Board noted that such services include acting as investment manager and adviser to the Fund, managing the daily business affairs of the Fund, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that Brookfield provides office space, bookkeeping, accounting, legal and compliance services, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or Directors of the Fund without compensation. The Board also noted that Brookfield is also responsible for the coordination and oversight of the Fund’s third-party service providers, including Schroders. In addition to the quality of the advisory services provided by Brookfield, the Board considered the quality of the administrative and other services provided by Brookfield to the Fund pursuant to the Advisory Agreement.
In connection with the services provided by Brookfield, the Board analyzed the structure and duties of Brookfield’s fund administration and accounting, operations and its legal and compliance departments to determine whether they are adequate to meet the needs of the Fund. The Board also considered the personnel responsible for providing advisory services to the Fund and other key personnel of Brookfield, in addition to the current and projected staffing levels and compensation practices. The Board concluded, based on the Directors’ experience and interaction with Brookfield, that: (i) Brookfield would continue to be able to retain high quality personnel; (ii) Brookfield has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) Brookfield has been responsive to requests of the Board; and (iv) Brookfield has kept the Board apprised of developments relating to the Fund and the industry in general.
The Board’s conclusion was based, in part, upon the following: (i) a comprehensive description of the investment advisory and other services provided to the Fund; (ii) a list of personnel who furnish such services and a description of their duties and qualifications; (iii) performance data with respect to the Fund, including comparable
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Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

investment companies and accounts managed by Brookfield; (iv) standardized industry performance data with respect to comparable investment companies and the performance of appropriate recognized indices; (v) recent financial statements of Brookfield; (vi) Brookfield’s culture of compliance and its commitment to compliance generally, as well as its risk management processes and attention to regulatory matters; and (vii) Brookfield’s reputation and its experience serving as an investment adviser and the experience of the team of portfolio managers that manages the Fund, as well as its experience serving as an investment adviser to other investment funds and institutional clients. The Board also reviewed Brookfield’s compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact Brookfield from effectively serving as the investment adviser to the Fund. The Board concluded that the nature, extent and quality of the overall services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.
The Board also considered the nature, extent and quality of subadvisory services provided by Schroders to the Fund. The Board observed the Sub-Adviser’s responsibilities in relation to the Fund, including the provision of investment advisory services to the Fund, compliance with the Fund's policies and investment objective, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered the Sub-Adviser's risk assessment and monitoring processes. The Board considered the Sub-Adviser's current level of staffing and its overall resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the Sub-Adviser's history and investment experience, as well as information regarding the investment personnel who provide services to the Fund. The Board also evaluated the expertise and performance of the personnel who oversee compliance with the Fund's investment restrictions and other requirements. Additionally, the Board considered certain information in relation to the Sub-Adviser’s portfolio managers, as well as the Board’s familiarity of the portfolio managers by virtue of their prior employment as investment personnel at the Adviser. The Board also recognized the Sub-Adviser's reputation and experience in serving as an investment adviser to other funds and accounts, and considered its investment processes and philosophy. The Board took into account that the Sub-Adviser's responsibilities include the development and maintenance of investment programs for a sleeve of the Fund that is consistent with the Fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed the Schroder’s compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact Schroders from effectively serving as the investment subadviser to the Fund. Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the overall services provided by the Sub-Adviser were satisfactory and that it was reasonable to conclude that the Sub-Adviser would continue to provide high quality investment services to the Fund.
THE PERFORMANCE OF THE FUND, THE ADVISER, AND THE SUB-ADVISER. The Board, including the Independent Directors, also considered the investment performance of the Adviser and the Sub-Adviser. The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board further noted that, while it monitors performance of the Fund closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years. The Board considered the investment performance of the Fund in view of its importance to stockholders. In connection with this review, the Board received information regarding the investment performance of the Fund as compared to a group of funds with investment classifications and/or objectives comparable to those of the Fund and to an appropriate index or combination of indices identified by Broadridge (“Peer Universe”), as well as a focused peer group identified by Brookfield (“Peer Group”). In addition, the Board considered supplemental performance information that provided strategy level performance returns over longer periods as compared to the Fund’s performance information since inception. The Board was provided with a description of the methodology used by Broadridge to select the funds included in the Peer Universe. At the Meeting, management discussed the methodology used by Brookfield to select the funds included in the Peer Group. The performance information was presented for the periods ended March 31, 2019. The Board noted that the Fund’s performance was above the median of its Peer Universe for the one- and two-year periods. The Board also noted that the Fund outperformed its Broadridge Index and was in the first quintile of its Peer
2019 Semi-Annual Report35

BROOKFIELD REAL ASSETS INCOME FUND INC.
Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

Universe for the one- and two-year periods. The Board further noted that the Fund’s performance was above the median of its Peer Group for the quarter ended March 31, 2019 and one- and two-year periods and since inception. The Board concluded that the Fund's performance was satisfactory.
THE COST OF THE ADVISORY AND SUB-ADVISORY SERVICES, AND THE PROFITABILITY TO THE ADVISER, ITS AFFILIATES, AND TO THE SUB-ADVISER FROM THEIR RELATIONSHIP WITH THE FUND. The Board also received information regarding the management fees to be paid by the Fund to Brookfield pursuant to the Advisory Agreement and the fees paid by Brookfield to Schroders pursuant to the Sub-Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by Brookfield, Schroders or their affiliates in connection with providing such services to the Fund.
To assist in analyzing the reasonableness of the management fee for the Fund, the Board received reports independently prepared by Broadridge. The reports showed comparative fee and expense information for the Fund’s expense group (“Expense Group”) and expense universe (“Expense Universe”), including rankings within each category, as determined by Broadridge. Brookfield identified the funds eligible for inclusion in the Expense Group. In considering the reasonableness of the management fee to be paid by the Fund to Brookfield, the Board was presented with a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In addition, due to the nature of the Fund’s investments, the Board compared the Fund’s investment related expenses and taxes, total expenses excluding investment related expenses and taxes, and non-management expenses, each based on common and leveraged assets as well as only common assets. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Expense Group and Expense Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether Brookfield was providing services at a cost that was competitive with other, similar funds. The Fund’s fee and expense rankings are discussed below relative to the median of the applicable expense grouping. The Board considered that the Fund’s contractual management fees at common asset levels ($875 million) were above the median of its Expense Group (in the fourth quintile). The Board also considered that the Fund’s actual total expenses for common and leveraged assets were above the median of its Expense Group (in the third quintile) and below the median of its Expense Universe. The Board noted that Fund’s actual total expenses for only common assets were below the median of its Expense Group and Expense Universe. The Board also noted that the Fund’s actual total expenses excluding investment related expenses and taxes for common and leveraged assets, as well as only common assets, were below the median of its Expense Group and Expense Universe. The Board also noted that the Fund’s actual management fees for common and leveraged assets, as well as only common assets, were below the median of its Expense Group and Expense Universe. The Board then noted that the Fund’s actual non-management expenses for common and leveraged assets were above the median of its Expense Group (in the third quintile) and below the median of its Expense Universe. The Board also considered that the Fund’s actual non-management expenses for only common assets were below the median of its Expense Group and below the median of its Expense Universe. The Board then noted that the Fund’s investment related expenses and taxes for common and leveraged assets were above the median of its Expense Group (in the third quintile) and equal to the median of its Expense Universe. The Board also noted the Fund’s investment related expenses and taxes for only common assets were below the median of its Expense Group and Expense Universe. The Board noted management’s discussion regarding the Fund’s expenses.
The Board was also asked to consider the management fees received by Brookfield with respect to other funds and accounts with similar investment strategies to the Fund, which include institutional and separately managed accounts. In comparing these fees, the Board considered certain differences between these accounts and the Fund, including the broader and more extensive scope of services provided to the Fund in comparison to institutional or separately managed accounts; the greater financial, regulatory and reputational risks in managing the Fund; and the impact on Brookfield and expenses associated with the more extensive regulatory regime to which the Fund is subject as compared to institutional or separately managed accounts.
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Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

The Board also considered Brookfield’s profitability and the benefits Brookfield and its affiliates received from their relationship with the Fund. The Board received and reviewed financial statements relating to Brookfield’s financial condition and profitability with respect to the services it provided to the Fund and considered how profit margins could affect Brookfield’s ability to attract and retain high quality investment professionals and other key personnel. In this regard, the Board reviewed the Fund’s profitability analysis addressing the overall profitability of Brookfield in connection with its management of the Brookfield Fund Complex,1 as well as its expected profits and that of its affiliates for providing administrative support for the Fund. In analyzing Brookfield’s profitability, particular attention was given to the allocation of the direct and indirect costs of the resources and expenses in managing the Fund, as well as the non-Fund and non-advisory business activities. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.
With respect to Schroders, the Board reviewed its financial statements and considered whether Schroders had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services. Additionally, the Board considered the reasonableness of the management fee payable under the Sub-Advisory Agreement, and took into account that the fee was consistent with management fees that Schroders charged to comparable funds. In considering the expected profitability to Schroders in connection with its relationship to the Fund, the Board noted that the fees under the Sub-Advisory Agreement are paid by Brookfield out of the management fees that it receives under the Advisory Agreement. As a result, the Board noted that Fund stockholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by Brookfield to Schroders, the Board relied on the ability of Brookfield to negotiate the Sub-Advisory Agreement and the fees thereunder at arm's length with an unaffiliated third-party service provider. Consequently, Schroders’ profitability from its relationship with the Fund was not considered a material factor by the Board.
The Board concluded that Brookfield and Schroders had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Fund with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fee were reasonable in light of the factors discussed above.
THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Board, including the Independent Directors, considered whether stockholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that as a result of being part of the Brookfield Fund Complex, the constituent funds, including the Fund, share common resources and may share certain expenses, and if the size of the complex increases, each fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board did not review specific information regarding whether there have been economies of scale with respect to Schroders’ management of the Fund because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement and concluded that the management fee structure, including the amount of management fees retained by Brookfield, was reasonable in light of the factors discussed above.
OTHER FACTORS. In consideration of the Advisory Agreement, the Board also received information regarding Brookfield’s brokerage and soft dollar practices. The Board considered that Brookfield is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from Brookfield that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits Brookfield derives from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to Brookfield in return for allocating brokerage. The Board then considered other benefits that may be realized by Brookfield and its affiliates, and Schroders from their relationship with the Fund. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits. The Board concluded that the benefits that may accrue to each by virtue of the advisory relationship to the Fund were fair and reasonable in light
2019 Semi-Annual Report37

BROOKFIELD REAL ASSETS INCOME FUND INC.
Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

of the costs of providing investment advisory services to the Fund and the ongoing commitment of Brookfield and Schroders to the Fund.
CONCLUSION. After a full and complete discussion, the Board approved the Agreements, each for a successive one-year period. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Agreements were fair and reasonable and in the best interests of the Fund and the Fund’s stockholders. In arriving at a decision to approve the Advisory Agreement and Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Director may have attributed different weights to different factors. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination.
1 The Brookfield Fund Complex is comprised of the Fund, Brookfield Investment Funds (7 series of underlying portfolios), Brookfield Global Listed Infrastructure Income Fund Inc. (NYSE: INF), and Center Coast Brookfield MLP & Energy Infrastructure Fund (NYSE: CEN) (the “Brookfield Fund Complex”).
38Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
2019 Semi-Annual Report39

BROOKFIELD REAL ASSETS INCOME FUND INC.
Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
40Brookfield Public Securities Group LLC

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Corporate Information

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Sub-Adviser
Schroder Investment Management North America Inc.
875 Third Avenue, 22nd Floor
New York, New York 10022-6225
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Filing Administrator
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Directors of the Fund
Edward A. Kuczmarski	Chairman
Louis P. Salvatore	Audit Committee Chairman
Heather S. Goldman	Director
Stuart A. McFarland	Director
David W. Levi	Director (Interested)

Officers of the Fund
Brian F. Hurley	President
Angela W. Ghantous	Treasurer
Casey P. Tushaus	Assistant Treasurer
Mohamed S. Rasul	Assistant Treasurer
Thomas D. Peeney	Secretary
Adam R. Sachs	Chief Compliance Officer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT are available on the SEC’s website at www.sec.gov.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(16)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)            The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)            As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)    None.

(2)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)    Not applicable.

(b)        A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(4)    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD REAL ASSETS INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: September 5, 2019

By:	/s/ Angela W. Ghantous
Angela W. Ghantous Treasurer and Principal Financial Officer

Date: September 5, 2019